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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): JANUARY 25, 2001

                             EXE TECHNOLOGIES, INC.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         DELAWARE                     0-30389                  75-1719817
(State or Other Jurisdiction         (Commission             (IRS Employer
   of Incorporation)                 File Number)           Identification No.)

                     8787 STEMMONS FREEWAY, DALLAS TX 75247
                ------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (214) 775-6000

                                 NOT APPLICABLE
      --------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On January 25, 2001, Almond Acquisition Corp. ("Almond"), a wholly owned subsidiary of EXE Technologies, Inc. (the "Company"), merged with and into AllPoints Systems, Inc. ("AllPoints") pursuant to an Agreement and Plan of Merger by and among the Company, Almond and AllPoints, dated January 18, 2001. At the close of the transaction, AllPoints became a wholly owned subsidiary of the Company.

         AllPoints is a provider of software and services to support the distribution and inventory management of retailers, electronic retailers ("eTailers"), distributors, wholesalers, electronic commerce outsourcers, grocers and third party logistics providers.

         All of the outstanding stock of AllPoints was converted into the right to receive an aggregate of 1,590,357 shares of Common Stock, $.01 par value, of the Company. Additionally, the Company assumed outstanding AllPoints stock options, which were converted into options to purchase an aggregate of 409,606 shares of Company Common Stock. The exchange rate used to convert the capital stock and options of AllPoints into Common Stock and options of the Company was determined as the result of an arms length negotiation.

         To the best knowledge of the Company, neither the Company, any affiliate, director, officer, nor associate of any director or officer of the Company had any material relationship with AllPoints prior to the transaction.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of the Business Acquired.

         As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Company to provide the financial information required by this Item 7(a). In accordance with item 7(a)(4) of Form 8-K, such financial information shall be filed by amendment to this Form 8-K no later than April 10, 2001.

         (b)    Pro Forma Financial Information.

          As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Company to provide the pro forma financial information required by this Item 7(b). In accordance with item 7(a)(4) of Form 8-K, such pro forma financial information shall be filed by amendment to this Form 8-K no later than April 10, 2001.

         (c)    Exhibits.

         2.1 Agreement and Plan of Merger, dated as of January 18, 2001, by and among EXE Technologies, Inc., Almond Acquisition Corp. and AllPoints Systems, Inc.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     EXE TECHNOLOGIES, INC.


Date:    February 9, 2001                 By: /s/ Michael A. Burstein
                                              ---------------------------------
                                              Michael A. Burstein
                                              Senior Vice President, Finance,
                                              Chief Financial Officer and
                                              Treasurer

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                                  EXHIBIT INDEX

         2.1 Agreement and Plan of Merger, dated as of January 18, 2001, by and among EXE Technologies, Inc., Almond Acquisition Corp. and AllPoints Systems, Inc.